Exhibit 10

                                 LEASE AGREEMENT

                                     between

                          CONCORDE CENTRE II ASSOCIATES

                                    LANDLORD
                                       and


                                 QUEST NET CORP.

                                     TENANT

                          INDEX TO LEASE FOR SUITE 709


Par.  Caption                                                               Page

1.    LEASED PREMISES..........................................................1
2.    RENTAL ADJUSTMENT........................................................1
3.    USE......................................................................2
4.    UNUSUAL EQUIPMENT........................................................3
5.    TENANT TO TAKE GOOD CARE OF PREMISES.....................................3
6.    COMPLIANCE WITH DIRECTIVES OF AUTHORITIES................................3
7.    ALTERATIONS AND IMPROVEMENTS.............................................3
8.    INSPECTION, EXAMINATION AND ENTRY........................................4
9.    NO LIABILITY.............................................................4
10.   DAMAGE BY FIRE OR OTHER CASUALTY.........................................4
11.   CONDEMNATION.............................................................5
12.   NO ABATEMENT - SERVICES..................................................5
13.   ABANDONMENT..............................................................6
14.   DEFAULT AND REMEDIES.....................................................6
15.   ASSIGNMENT OR SUB-LETTING OF TENANT'S INTEREST...........................8
16.   COLLECTION OF RENT FROM OTHERS...........................................9
17.   INFORMATION AS TO SUB-TENANTS............................................9
18.   RIGHT OF LANDLORD TO USE ENTRANCES, ETC. AND TO CHANGE SAME..............9
19.   ATTORNEYS' FEES..........................................................9
20.   EXAMINATION OF PREMISES AND NO ORAL REPRESENTATION.......................9
21.   SUBORDINATION...........................................................10
22.   HOLDING OVER............................................................10
23.   CERTIFICATE BY TENANT...................................................10
24.   REMEDIES CUMULATIVE.....................................................10
25.   NO WAIVER OF PERFORMANCE................................................11
26.   AGREEMENT TO INDEMNIFY..................................................11
27.   ADDITIONAL RENT.........................................................11
28.   NOTICES.................................................................11
29.   SURRENDER AT EXPIRATION OF THE TERM.....................................12
30.   RULES AND REGULATIONS...................................................12
31.   IMPROVEMENTS BY TENANT..................................................12
32.   ACCEPTANCE BY TENANT....................................................12
33.   SECURITY................................................................13
34.   QUIET POSSESSION AND OTHER CONVENANTS...................................13
35.   TENANT'S SHARE OF OPERATING EXPENSES....................................13
36.   COMMON FACILITIES.......................................................15
37.   BROKER..................................................................15
38.   TRANSFER BY LANDLORD....................................................15
39.   TIME....................................................................15
40.   COPIES OF LEASE.........................................................15
41.   SUCCESSORS..............................................................15
42.   CONSTRUCTION, APPLICABLE LAW............................................16

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43.   ENTIRE AGREEMENT........................................................16
44.   TYPEWRITTEN AND HANDWRITTEN PROVISIONS..................................16
45.   TENDER AND DELIVERY OF LEASE INSTRUMENT.................................16
46.   OPTION..................................................................16
47.   WAIVER OF JURY TRIAL....................................................16
48.   CORPORATIONS AS LESSEE..................................................16
49.   UNDERCOVER PARKING......................................................17
50.   TENANT IMPROVEMENTS.....................................................17
51.   CONTINGENCY.............................................................17
RULES AND REGULATIONS.........................................................18
EXHIBIT A.....................................................................21
EXHIBIT B.....................................................................22


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                           L E A S E  A G R E E M E N T

        THIS INDENTURE, (sometimes herein referred to as "Lease") made and entered into the 5th day of March, 1999, between CONCORDE CENTRE II ASSOCIATES, a Florida General Partnership ("Landlord"), and Quest Net Corp. ("Tenant").

                                   WITNESSETH

1.      LEASED PREMISES

        Landlord hereby demises and lets unto Tenant, and Tenant hereby hires and takes from Landlord subject to the terms and conditions hereof the Premises outlined on the sketches attached hereto as Exhibits "A" and "B" on the seventh floor, Suite (709) (the "Premises", "Demised Premises" or "Leased Premises"), in the Concorde Centre II Building located at 2999 N.E. 191st Street, Aventura, Miami-Dade County, Florida (the "Building") for the term of 58 months, to commence on the 1st day of April, 1999, (the "Commencement Date"), or such date as determined by paragraph 2.C. of this Lease and to end on January 31, 2004, unless sooner terminated as hereinafter provided, at the annual rental of Thirty Four Thousand Six Hundred Forty Six and 00/100 Dollars ($34,646.00), in lawful money of the United States (the "Base Rent" or "Base Rental") which Tenant covenants to pay to Landlord at its principal office, or that of its agent, or at any other place designated in writing by Landlord in equal monthly installments of Two Thousand Eight Hundred Eighty Seven and 17/100 Dollars ($2,887.17.00) in advance on the first day of each and every month during the said term as the same may be adjusted under the provisions of Paragraph 2 of this Lease, excepting that Tenant shall pay the first month's rent upon the execution of this Lease. If the Commencement Date of the term is other than the first day of the month, the rent shall be prorated for said month and the term of the Lease shall end on the last day of the month which is 58 months from the 1st day of the month following the Commencement Date thereby adding such prorated period to the term of the Lease. Tenant shall pay the rent herein provided without deduction, diminution or setoff. Unpaid rent and all other payments to be made by Tenant to Landlord shall bear interest at the highest rate permitted under the Laws of the State of Florida from the date due until paid, if said rental or other payments are not otherwise paid within Ten (10) days of their due date. Tenant agrees to pay to Landlord any sales or use tax or excise tax now or hereafter imposed or levied against any rent or any other charge or payment hereafter required hereunder to be made by Tenant now or hereafter imposed or levied by any governmental agency having jurisdiction thereover simultaneously with the payment of the Base Rent as adjusted by Paragraph 2 of this Lease or by any addendum. The land on which the Building is located is hereinafter referred to as the "Land". All dimensions are approximate only. Landlord reserves the right to change the size and layout of the Building or the size, layout and location of the common areas and facilities as well as to reduce or expand the size of the Building and/or erect additional buildings upon the land adjacent thereto. There shall be an abatement of rent for thirty
(30) days from the commencement date during which time Tenant can set up the Premises for its use.

2.      RENTAL ADJUSTMENT

        A. Base Rent will be adjusted on each Rental Adjustment Date in accordance with the following: In view of the fluctuating purchasing power of the dollar, the parties hereto desiring to adjust the Base Rent thereunder to such purchasing power, agree that such adjustments shall be made on Rental Adjustment Dates, as herein provided so as to reflect as nearly as possible such fluctuations.

        The Base Rent provided for in Paragraph 1 shall, at the commencement of the second Lease year of the term and each year thereafter (the "Rental Adjustment Date"), increase at the same rate as increases in the Consumer Price Index, for all urban consumers, all items, base year 1967 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (Index). The Index which is published for the month prior to the commencement of the term is the beginning index ("Beginning Index"). Said increase adjustment to be calculated as follows: If the Index published during the month just prior to the Rental Adjustment Date ("Extension Index") has increased over the Beginning Index, the Base Rent, as adjusted each year, for the following year (until the next adjustment) shall be set by multiplying the Base Rent, as adjusted each year, by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index.

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        In no event will the Adjusted Base Rent during the second and subsequent
Lease years be less than the Base Rent originally provided or as to any subsequent year less than the adjusted Base Rent for any prior year. The increase in Base Rent as herein stated shall be exclusive of all other monetary obligations of Tenant hereunder.

        It is understood that the Index is now being published by the Bureau of Labor Statistics. Should said Bureau change the manner of computing the Index, the Bureau shall be requested to furnish a conversion factor designed to adjust the new Index to the one previously in use and the adjustments to the new Index shall be made on the basis of such conversion factor. Should the publication of the Index be discontinued by said Bureau, then such other Index as may be published by such Bureau most nearly approaching said discontinued Index shall be used in making the adjustments herein provided. Should said Bureau discontinue the publication of any Index herein contemplated, then such Index as may be published by another United States Governmental Agency as most nearly approximates the Index first above referred to shall govern and be substituted as the Index to be used, subject to the application of an appropriate conversion factor to be furnished by the governmental agency publishing the adopted Index. If such governmental agency will not furnish such conversion factor, or if there is not published by any such governmental agency another Index as aforesaid then the landlord shall establish a new conversion factor or a new Index; provided however, that in establishing any such conversion factor or Index the Landlord shall do so reasonably subject to the intents and purposes herein set forth.

        B. "Lease year" as used herein, shall mean in the first instance that period of time commencing with the Commencement date and ending twelve months thereafter, except if the Commencement Date is other than the 1st day of a month, then for purposes of this paragraph the Commencement of the "Lease Year" shall be the 1st day of the month following the Commencement Date and shall mean each successive twelve (12) month period thereafter or any consecutive twelve
(12) month period which Landlord may select from time to time at Landlord's election.

        C. The term shall commence ("Commencement Date") on the 1st day of April 1999 or on the date Tenant takes possession of the Premises with any furniture and personnel, whichever is earlier.

        D. If the Landlord is unable to give possession of the Leased Premises on the date of commencement of the aforesaid Lease term by reason of holding over of any prior tenant or tenants, an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the term of the Lease beyond the agreed expiration date, and said abatement in rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises. There shall be no delay in the commencement of the term of this Lease and/or payment of rent where Tenant fails to occupy Premises when same are ready for occupancy, or where Tenant or any agent or employee of Tenant causes a delay in preparing the Leased Premises for occupancy for any reason whatsoever.

3.      USE

        Tenant shall use and occupy the Premises only for general office business use as a telecommunications company and for no other purpose. In the event the Tenant uses the Premises for purposes not expressly permitted herein, the Landlord may terminate the Lease, or without notice to Tenant, restrain said improper use by injunction.

         Tenant shall not do or permit anything to be done in or about the Demised Premises nor bring or keep anything therein which is not within the permitted use of the Premises which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Demised Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Demised Premises to be used for any

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improper, immoral, unlawful or objectionable purposes: nor shall Tenant cause, maintain or permit any nuisance in or about the Demised Premises. Tenant shall not commit or allow to be committed any waste in or upon the Demised Premises. In the event Tenant's permitted use of the Demised Premises increases the existing rate or affects any fire or other insurance, then and in that event Tenant agrees to pay said increase.

        By occupying the Demised Premises as a Tenant, or by installing fixtures, facilities, or equipment, or by performing finishing work, Tenant shall be deemed to have accepted the same and to have acknowledged that the Premises are conclusively in the condition required by the Lease. This Lease does not grant Tenant any right of air and light over and about the Premises or the Building.

4.      UNUSUAL EQUIPMENT

        The Tenant will not install or maintain any electrically-operated equipment or any heavy equipment of any kind including, safes, vaults, etc., or other machinery, except light office machinery normally used, and equipment ordinarily used in the telecommunications business without first obtaining the consent in writing of the Landlord.

5.      TENANT TO TAKE GOOD CARE OF PREMISES

        Tenant shall keep the Premises in a clean, safe and sanitary condition. All damage caused by Tenant's negligence, or that of his agents, servants, employees or visitors, shall be repaired promptly by Tenant at his sole cost and expense, so that the Premises are in at least as good condition as they were prior to such damage. In the event that the Tenant fails to comply with the foregoing provisions, the Landlord shall have the option to enter the Premises and make all necessary repairs at Tenant's cost and expense, the same to be considered as additional rent and added to and be payable with the next monthly installment of rent.

6.      COMPLIANCE WITH DIRECTIVES OF AUTHORITIES

        Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county, and municipal governments and any of their departments and agencies with jurisdiction for the Demised Premises, and for the correction, prevention and abatement of nuisances or other grievances in, upon or connected with said Premises during the term of this Lease; and shall promptly comply with and execute any rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, all at Tenant's own cost and expense. If by reason of any failure of Tenant to comply with the provisions of this Lease, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord which Landlord may have, but which Landlord is not required to have, shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on part of Tenant.

7.      ALTERATIONS AND IMPROVEMENTS

         Tenant shall not cut, drill into, disfigure, deface, or injure any part of the Premises, nor obstruct or permit any obstruction, alteration, addition, improvement, decoration or installation in the Premises. All alterations, additions, improvements, decorations or installations, including but not limited to partitions, railings, air conditioning ducts or equipment (except movable furniture and fixtures put in at the expense of Tenant and removable without defacing or injuring the Building or the Premises), shall become the property of Landlord at the termination of the term. Landlord, however, reserves the option to require Tenant, upon demand in writing, to remove all fixtures and additions, improvements, decorations or installations (including those not removable without defacing or injuring the Premises) and to restore the Premises to the same condition as when originally leased to Tenant, reasonable wear and tear excepted; provided, however, Landlord shall not have the right to require Tenant to remove any fixtures, additions, improvements, decorations, and/or installations which are initially installed by and for Tenant in order to prepare the Premises for occupancy by Tenant in a manner which has been approved by Landlord. Tenant agrees to restore the Premises immediately and agrees in case of his failure to do so, that Landlord may do so and collect the cost




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thereof from Tenant as hereinafter provided. Tenant will, at Tenant's own expense, keep the Leased Premises in good repair and tenantable condition during the Lease term and will replace at its own expense any and all broken glass caused by Tenant in and about said Leased Premises. Tenant will make no alterations, additions, signage or improvements in or to the Leased Premises or the Building without the written consent of Landlord, which shall not be unreasonably withheld insofar as nonstructural alterations are concerned.

8.      INSPECTION, EXAMINATION AND ENTRY

        Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable hours upon reasonable notice to examine the same, and workmen may enter at any time in the event of emergency and otherwise at reasonable times when authorized by Landlord or Landlord's agents to make such repairs, alterations or improvements in the Building as Landlord may in its sole discretion deem necessary or desirable. If during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property, Landlord may immediately enter the Premises and prepare them for any future Tenant. Furthermore, the Landlord may allow such future Tenant to occupy the Premises. These acts shall have no effect upon Tenant's obligations under this Lease and Tenant shall be entitled to no abatement or diminution of rent as a result thereof, except that in the event such future Tenant makes any payment for the period up until the expiration of this Lease, Tenant shall be entitled to an abatement of rent for such period. If Tenant shall not be personally present to open and permit entry into the Premises, when entry thereto shall be necessary hereunder, Landlord may forcibly enter same without rendering Landlord liable to any claim for damages and without affecting the obligation and covenants of this Lease. Employees of Landlord and Landlord's agents shall be permitted to enter the Premises by passkey at all reasonable times. During the last six months of the term of this Lease Agreement, if Tenant has not executed a renewal of this Lease Agreement, Landlord shall be permitted to enter the Premises during reasonable hours and with reasonable notice for the purpose of showing the Premises to prospective tenants.

9.      NO LIABILITY

        Tenant will not hold Landlord liable for any latent defect in the Premises or in the Building. Landlord shall not be liable for any failure of water supply, electric current, heating or air conditioning, elevator service, or any other service; nor for injury or damage to person or property caused by fire or theft or by the elements or by other tenants or persons in the Building, or resulting from the operation of elevators, heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, or dampness, which may leak or flow from any part of the Building, or from the pipes, appliances, or plumbing work of the same, or from any other place or for damages resulting from the acts or omissions of Tenant, Tenant's agents, employees, invitees or other occupants of the Building. Nor shall Landlord be liable for any loss or damage that Tenant may sustain by reason of the closing or darkening of any of the windows in the Premises through the erection of or any addition to a new building or otherwise, and the same shall not constitute a constructive eviction. All goods or property or personal effects stored or placed by the Tenant in or about the Building shall be at the sole risk of the Tenant. The foregoing, with regard to liability on the part of Landlord, shall not be applicable in the event Landlord is found to be negligent in a court of competent jurisdiction. The foregoing provisions do not relieve Landlord from its obligation to perform ordinary maintenance and repairs to the common areas.

10.     DAMAGE BY FIRE OR OTHER CASUALTY

        If, through no fault or negligence of Tenant, his visitors, agents or servants, the Premises shall be partially damaged by fire or other casualty, the damage shall be repaired by Landlord, and the rent, until such repairs are made, shall be apportioned according to the portion of the Premises which are still usable. If the damage shall be so extensive as to render the Premises wholly untenantable, the rent shall cease until such time as the Premises shall become tenantable. However, if the damage is so extensive that the Premises cannot be made tenantable within three (3) months from the date of the fire or other casualty, either party shall have the right to terminate this Lease upon ten
(10) days' written notice to the other. In case the Building (though the Premises may not be affected) is so injured or destroyed by fire or other casualty that Landlord shall decide not to rebuild or reconstruct the Building, the term of this Lease shall cease upon ten (10) days' written notice sent by Landlord


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and the rent shall be paid up to the time of such destruction and the Lease shall thereafter be of no further effect. In the event that any question shall arise between Landlord and Tenant as to whether or not repairs shall have been made with reasonable dispatch, due allowance shall be made for any delays which may arise in connection with the adjustment of the fire insurance loss and for any delays arising out of what are commonly known as "labor troubles" or "material troubles" or from any other cause beyond Landlord's control. In any event Landlord shall not be liable to Tenant by reason of fire or other damage to the Building or the Premises.

11.     CONDEMNATION

        If the entire Leased Premises shall be taken by any public authority under the power of eminent domain, then the term of this Lease (or of any option period exercised hereunder) shall cease as of the date possession shall be taken by such public authority and the rent shall be paid up to that day with a proportionate refund by Landlord of any prepaid rent. If any part of the Demised Premises material to the operations of Tenant shall be taken under eminent domain, either party to this Lease shall have the right to terminate the Lease and declare the same null and void by notice in writing delivered to the other party within ten (10) days after such taking. If neither party elects to terminate this Lease, Tenant shall continue in possession of the remainder of the Leased Premises and all of the terms of this Lease shall continue in full force and effect, except that the rent shall be reduced in proportion to the extent of the Premises taken. All damages awarded for any taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall belong to and be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Premises; provided, however, that Landlord shall not be entitled to any award made to Tenant for loss of business, or depreciation to, damage to, or costs or removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant.

12.     NO ABATEMENT - SERVICES

        No diminution or abatement of rent, or other compensation, shall be allowed for inconvenience or injury arising from the making of repairs, alterations or improvements to the Building nor for any space taken to comply with any law, ordinance or order of government authority, except that if Tenant is prevented from conducting its business or prevented from ingress or egress to the Premises for any period of time, rent shall be abated for such period unless the reason for lack of ability to conduct Tenant's business or lack of ingress or egress is caused by an event beyond the control of Landlord, and only if Landlord does not diligently pursue the repair or replacement of the source of the problem within a reasonable time. Tenant should carry business interruption insurance for such an event. Landlord will furnish the following services to Tenant from Monday through Friday except for Christmas Day, George Washington's Birthday, Memorial Day, Labor Day, Thanksgiving Day, Fourth of July, Martin Luther King's Birthday, and New Year's Day, or any subsequent nationally recognized holiday:

        (a) Cleaning services, deemed by Landlord to be normal and usual in a first-class office building, except that shampooing and replacement of carpet as required by Tenant shall be at Tenant's own expense.

        (b) Heat and air conditioning in the common areas from 8:00 A.M. to 6:00 P.M.

        In addition, Landlord will make available automatically operated elevator service, electrical current for normal office use (separately metered by and for Tenant and which will be paid for by Tenant and not Landlord), and water for normal drinking and lavatory in the common areas use at all times and on all days throughout the year. In the event Premises shares an electric meter with one or more other premises, Landlord shall pay the cost of electric and allocate the cost proportionately between or among the tenants based on the ratio of square footage of each premises to the total square footage of the combined premises.

        Except as expressly provided herein Landlord is not otherwise responsible for any maintenance to Tenant's Premises and Tenant is solely responsible for all utilities and the maintenance of Tenant's Premises including but not limited to electric, plumbing, HVAC and pest control.


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        Tenant shall maintain a service contract for the HVAC system during the term of Lease and provide Landlord with copy thereof.

        No electric current shall be used except that furnished or approved by the Landlord, nor shall any electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of the Landlord. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits from which the Tenant obtains electric current. Any consumption of electric current whether or not it requires special circuits or equipment (the installation of which shall be at Tenant's expense after approval in writing by the Landlord) shall be paid for by the Tenant.

        Such services and such other services as Landlord in its sole and absolute discretion may elect to provide, shall be provided so long as Lessee is not in default under any of the terms, provisions, covenants and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by the Tenant or allowed by the Landlord.

        It is understood and agreed between the parties hereto that any charges against Tenant by Landlord for services or for work done on the Leased Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as additional rent due and shall be included in any lien for rent.

13.     ABANDONMENT

        In case Tenant shall fail to take possession upon the commencement of the term, or in case the Premises or any part thereof shall be vacated prior to the expiration of the term of this Lease, Landlord shall have the right to enter the Premises without instituting any proceeding, either by force or otherwise, without being liable for damages therefor, and take possession for its own use or relet the Premises or any part thereof, for the unexpired portion of the term or longer and to collect the rent therefor, and to apply the rents so collected to the payment of rent and all other sums payable to Landlord or do nothing, accelerate the rent due under the Lease and seek a monetary judgment. Tenant shall remain responsible to Landlord for any and all deficiency, loss and damage suffered by Landlord, as provided for herein.

        For the purpose of this Section the Premises shall be deemed to have been abandoned when the rent is delinquent and Tenant shall have vacated the Premises and been away therefrom for five (5) consecutive days, exclusive of holidays, irrespective of whether the keys have been delivered to Landlord or not, and no notice has been given by Tenant to Landlord of its intention not to occupy the Premises for a specified period of time, and/or furniture and or equipment has been removed from the Premises in a sufficient quantity so that any reasonable person would be aware that Tenant was no longer conducting business in the Premises.

14.     DEFAULT AND REMEDIES

        All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude another or any other right or remedy provided at law or in equity.

        (a) If Tenant or any guarantor of this Lease shall become bankrupt or insolvent or unable to pay its debts as such become due, or file any debtor proceedings or if Tenant or any guarantor shall take or have taken against either party in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's personal property, or if Tenant or any such guarantor makes an assignment for the benefit or creditors, or petitions for or enters into an arrangement, then this Lease shall terminate and Landlord, in addition to any other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from

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

the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

        (b) If the Tenant defaults in the payment of rent or in the prompt and full performance of any provisions of this Lease, or if the leasehold interest or the Tenant's business or fixtures of Tenant are levied upon under execution or attached by process of law, or if the Tenant makes an assignment for the benefit of creditors, of if a receiver is appointed for any property of the Tenant, or if the Tenant abandons the Premises, or if Tenant fails to cure a monetary default within three (3) days after written notice thereof or fails to cure a non-monetary default within seven (7) days from written notice thereof, or if said non-monetary default is of such a nature that same cannot be cured within seven (7) days, Tenant fails to diligently commence to cure within that time and thereafter continues to proceed to cure same, then Landlord may forthwith terminate this Lease and the Tenant's right to possession of the Demised Premises, or terminate only Tenant's right to possession hereunder.

        (c) Upon any termination of this Lease, whether by lapse of time or otherwise, the Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the Premises in such event with due process of law and to expel or remove the Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's rights to rent of any other right given to Landlord hereunder or by operation of law. The Tenant expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of the Landlord's election to terminate this Lease or to reenter the Premises, except as provided for in subparagraph (b) of this paragraph, and agrees that the simple breach of any covenants or provisions of this Lease by the Tenant shall, of itself, without the service of any notice or demand whatsoever, constitute an unlawful detainer by Tenant of the Premises within the meaning of the Statutes of the State of Florida.

        (d) If the Tenant abandons the Premises or otherwise entitles the Landlord so to elect, and the Landlord does elect to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may, at the Landlord's option, enter into the Premises, remove the Tenant's signs and other evidence of tenancy, and to take and hold possession thereof without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the rent hereunder for the full term, and in any such case the Tenant shall pay forthwith to the Landlord a sum equal to the entire amount of the rent reserved for the remainder of the stated term plus any other sums due hereunder. Upon and after entry into possession without termination of the Lease, the Landlord may, but need not, relet the Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord, in the Landlord's sole discretion, shall determine and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such reletting. In any such case, the Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with all of Landlord's expenses of the reletting, including by way of example, but not by way of limitation, advertising expenses, commissions, broker's fees, etc. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Landlord, then the Landlord, at the end of the stated term of the Lease, shall account for the surplus to the Tenant. Landlord shall use reasonable effort to mitigate Tenant's liability for the payment of rent by attempting to lease the Premises to another tenant. However such effort shall not take precedence over the leasing of any other vacant space in the building.

        (e) Tenant hereby irrevocably appoints Landlord as agent and attorney-in-fact of Tenant, to enter upon the Premises in the event of default by Tenant in the payment of any rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Tenant, and to remove any and all furniture and personal property whatsoever situated upon the Premises. Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of this Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under Landlord's control. Landlord may place such property in storage for the account of, and at the expense of Tenant and if Tenant fails to pay the cost of storing such property after it has been stored for a period of fifteen (15) days or more, Landlord may sell any or all of such property in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant for the payment of any part of such charges or the removal of any such property and shall apply the proceeds of such sale first to the cost of expenses of such sale, including reasonable attorneys' fees; second to the payment of the costs and charges of storing any property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant. The removal and storage of Tenant's property as above provided shall not constitute a waiver of Landlord's lien thereon.

        (f) Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned. Attorneys' fees shall be awardable for all phases of litigation, trial, as well as appellate. In the event of litigation, the prevailing party shall be entitled to reimbursement of reasonable legal expenses and costs.

        (g) To perfect and assist in the implementation of certain of Landlord's rights in and to the Tenant's personal property, Tenant hereby pledges and assigns to Landlord and grants unto Landlord a lien upon all furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put on the Premises as further security for the faithful performance of the terms, provisions, conditions and covenants of this Lease. Tenant specifically agrees that said lien may be enforced by distress, foreclosure or otherwise at the election of the Landlord.

        (h) Notwithstanding any contrary provision of this Lease, Tenant shall look solely to the interest of Landlord or its successor (as landlord hereunder) in the real property of which the Leased Premises are a part for the satisfaction of any judgment or judicial process requiring the payment of money as a result of any negligence or breach of this Lease by Landlord or such successor, and no other assets of Landlord or its successor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies in any of such events. Tenant's sole right and remedy in any action or proceeding concerning Landlord's reasonableness (where the same is required under this Lease) shall be an action for declaratory judgment and/or specific performance.

        (i) If Tenant shall fail to observe or perform any term or condition on Tenant's part to be observed or performed under this Lease or in the event of an emergency then Landlord may immediately, without notice perform the same for the account of Tenant, and if Landlord shall make any expenditure or incur any obligation for the payment of money in connection therewith (including reasonable attorneys' fees in instituting, prosecuting and/or defending any action or proceeding through appeal), the sums paid or obligations incurred, with interest as specified in paragraph 1 hereof, and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten
(10) days after rendition of a bill or statement therefor.

15.     ASSIGNMENT OR SUB-LETTING OF TENANT'S INTEREST

        The Tenant's interest in this Lease or any security deposited thereunder shall not be sold, transferred, mortgaged or assigned, nor shall the Premises, or any part thereof, including desk space, be let or sublet without the prior written consent of Landlord. Such consent shall not be unreasonably withheld. Even through Landlord may consent to a sale, transfer, mortgage, assignment of subletting thereof, the aforesaid restrictions shall remain in full force and effect, and no further sale, transfer, mortgage, assignment or subletting shall be made without Landlord's consent in writing.

In the event Tenant desires to assign this Lease or sublet substantially the entire Demised Premises to any party, Tenant shall give Landlord written notice thereof and Landlord shall have a period of fifteen (15) business days after the receipt of such written notice within which to elect to terminate this Lease. In the event Landlord elects to terminate this Lease, then Landlord will return to Tenant any prepaid rentals or security deposits held hereunder. In the event Landlord does not elect to terminate this Lease, then Landlord agrees that it will not unreasonably withhold its consent to the requested transfer or subletting. No such assignment or subletting shall relieve Tenant of its obligations hereunder. The placing of a plaque sign adjacent to the entry of the Premises or a directory strip on the directory board by the Lessor with a name other than the name of the Lessee, as indicated herein, shall not constitute a consent of assignment on the part of the Lessor.

16.     COLLECTION OF RENT FROM OTHERS

        If the Tenant's interest in this Lease be assigned, or if the Premises or any part thereof be sublet, Landlord may, after default by Tenant, collect rent from the assignee or sub-tenant and apply the net amount collected to the rent due from Tenant. No such collection shall be deemed a waiver of the covenant herein against sale, transfer, mortgage, assignment and subletting or a release of Tenant from the performance of the covenants herein contained. In the event of such default, Tenant hereby assigns the rent due from the sub-tenant or assignee to Landlord, and hereby authorizes such sub-tenant or assignee to pay the rent directly to Landlord.

17.     INFORMATION AS TO SUB-TENANTS

        If the Premises shall be sublet in whole or in part by Tenant, Tenant will, on demand of Landlord, furnish and supply in writing, within three (3) business days after such demand, any and all information with regard to said sub-tenants which Landlord may request. Nothing herein contained shall be construed to be a consent to any sub-letting or a waiver of the covenant against sub-letting contained therein.

18.     RIGHT OF LANDLORD TO USE ENTRANCES, ETC. AND TO CHANGE SAME

        For the purpose of making repairs or alterations in any portion of the Building of which the Premises form a part, Landlord may use one or more of the street entrances, halls, passageways and elevators of the said Building, provided, however, that there be no unnecessary obstruction of the right of entry to the Premises while the same are occupied. Landlord may at any time change the name or number of the Building, remodel or alter the same, or the location of any entrance thereto, or any other portion thereof not occupied by Tenant, and the same shall not constitute a constructive or actual, total or partial eviction.

19.     ATTORNEYS' FEES

        If Tenant shall at any time be in default hereunder, and if Landlord shall, in connection with such default, retain its attorneys to institute any action and/or render other professional services, then Tenant will reimburse Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord. The amount of such expenses shall be collected as additional rent. In the event of litigation between the parties, the prevailing party shall be entitled to reimbursement of reasonable legal fees and costs.

20.     EXAMINATION OF PREMISES AND NO ORAL REPRESENTATION

        The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition at the time such possession was taken. No representations, except those contained herein, have been made on the part of the Landlord with respect to this undertaking, whether relating to the repair, condition or otherwise of the Premises or the Building. Tenant will make no claim on account of any representation whatsoever, whether made by renting agent, broker, offices or other representative of Landlord or which may be contained in any circular, prospectus or advertisement relating to the Premises, or otherwise, unless the same is specifically set forth in this Lease.

21.     SUBORDINATION

        Tenant agrees that its rights hereunder are subordinate to the lien of any mortgage, ground lease, or any other method of financing or refinancing now or hereafter placed against the land and/or the Demised Premises and/or any/or all of the Building now built or hereafter to be built on the land by Landlord and to any and all advances made or to be made thereunder and to the interest thereon and to all renewals, replacements, modifications, consolidations and extensions thereof. This paragraph shall be self-operative and no further instrument of subordination shall be required. Tenant further agrees that it will enter into and execute all documents which any such mortgagee or any ground lessor may reasonably request Tenant to enter into and execute, including a subordination agreement within seven (7) days of written request therefor from Landlord or Landlord's agent. Tenant agrees that it will send copies of all notices to Landlord, to Landlord's mortgagees or ground lessors, provided that Tenant has been furnished with the name and address of such mortgagees or ground lessors, and further provided that Landlord or Landlord's mortgagee or ground lessor has requested Tenant to send copies of such notices. Tenant agrees that Tenant will attorn to any mortgage or ground lessor or purchaser at a foreclosure sale, if requested so to do. Tenant hereby appoints Landlord and Landlord's successor(s) an interest as Tenant's Attorney-in-Fact to execute any and all documents necessary to effectuate all of the provisions of this paragraph. If a mortgagee of Landlord shall request reasonable modifications to this Lease, Tenant agrees that, within five (5) days after request by the mortgagee, Tenant shall execute, acknowledge, and deliver to the mortgagee an agreement, in form and substance satisfactory to the mortgagee, evidencing such modifications, provided that such modifications do not increase Tenant's obligations under this Lease or materially adversely affect (a) the leasehold interest created by this Lease, or (b) Tenant's use and occupancy of the Leased Premises.

22.     HOLDING OVER

        If the Tenant retains possession of the Premises or any part thereof after the termination of the term of any extension thereof, by lapse of time or otherwise, the Tenant shall pay the Landlord rent at double the rate payable for the month immediately preceding said holdover, for the time the Tenant thus remains in possession. The provisions of this paragraph do not waive the Landlord's rights of reentry or any other right hereunder. Unless Landlord serves written notice to Tenant to vacate the Premises, without a written agreement to extend the term of the Lease, any retention of the Premises by Tenant after the termination of this Lease or any extension thereof shall be considered a tenancy-at-will on a month to month basis, in which case either party can terminate the tenancy by giving the other party fifteen (15) days notice in writing, prior to the last day of given month, of its intention to terminate. For example, a notice given on June 15 would terminate the tenancy on June 30. However a notice give on June 16 would terminate the tenancy on July
31. All notices must be in accordance with the notice provisions of paragraph
28.

23.     CERTIFICATE BY TENANT

        Tenant shall deliver to Landlord or to its mortgagees, auditors, or prospective purchaser, or to the owner of the fee, within Ten (1O) days, when requested by Landlord, a certificate to the effect that this Lease is in full force and effect and that Landlord is not in default herein or stating specifically any exceptions thereto. Failure to give such a certificate within ten (10) days after written request shall be conclusive evidence that Lease is in full force and effect and Landlord is not in default and Tenant shall be estopped from asserting any defaults known to him at that time.

24.     REMEDIES CUMULATIVE

        The various rights, remedies, powers and elections of Landlord reserved, expressed or contained in this Lease, are cumulative and no one of them shall be deemed to be exclusive to the others or of such other rights remedies, powers, options, or elections as are now, or may hereafter be, conferred upon Landlord by law.

25.     NO WAIVER OF PERFORMANCE

        No waiver of Landlord of any provision hereof shall be deemed to have been made unless such waiver be in writing signed by Landlord. The failure of Landlord to insist upon the strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred, shall not be construed as waiving or relinquishing for the future of any such covenants, conditions or options, but the same shall continue and remain in full force and effect. No act of Landlord or its agent during the term hereof shall be deemed an acceptance or a surrender of the Premises unless made in writing and personally subscribed by Landlord. The delivery of the keys to the Premises by Tenant to Landlord or its agents shall not be deemed a surrender and acceptance thereof. No payment by Tenant of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent.

26.     AGREEMENT TO INDEMNIFY

         Tenant shall indemnify and save Landlord harmless, and does agree to indemnify and save Landlord harmless, of and from and pay all fines, claims, demands, and causes of action of every nature whatsoever arising or growing out of any manner connected with the occupation or use of the Premises and Building, and every part thereof, by Tenant and the employees, agents, servants, guests and invitees of Tenant, including without limiting the generality of the foregoing, any claims, demands and causes of action for personal injury and/or property damage, and said indemnification shall extend to any fines, claims, demands and causes of action of every nature whatsoever which may be made upon, sustained or incurred by Landlord by reason of any breach, violation or non-performance of any term, covenant, or condition hereof on the part of the Tenant, or by reason of any act or omission on the part of Tenant and the employees, agents, servants, guests and invitees of Tenant except in the case of sole negligence on the part of the Landlord without negligence on the part of Tenant. In any such event, contributory negligence on the part of the Landlord shall not in any way affect Tenant's obligation under this indemnification except as it relates to the percentage of liability. Tenant agrees that this indemnification shall further extend to all costs incurred by Landlord, including reasonable attorneys' fees.

        Tenant agrees that, at all times during the term (as well as prior and subsequent thereto if Tenant or its agents shall then use or occupy any portion of the Leased Premises), it shall keep in force, in a responsible insurance company licensed to do business in the State of Florida, comprehensive general liability and property damage liability insurance in a single limit of not less than $1,000,000.00 covering death or injury to any person(s) as well as property damage. Such policy shall (a) include landlord, its managing agent (if any), and such other parties as Landlord may designate as parties insured; (b) be considered primary insurance; (c) include by endorsement an agreement insuring Tenant's indemnity and hold harmless obligations under Paragraph 26; and (d) provide that it may not be cancelled or changed without at least thirty (30) days prior written notice from the carrier to each party insured thereunder. Upon Landlord's request from time to time, Tenant shall furnish Landlord with either the original policy, or at Tenant's option, a certificate of the insurance so carried by Tenant.

        In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

27.     ADDITIONAL RENT

        If Landlord shall make any expenditures, for which Tenant is liable under this Lease, or if Tenant shall fail to make any payment due Landlord under this Lease, the amount thereof shall at Landlord's option be deemed "additional rent" and shall be due with the next succeeding installment of rent. For the non-payment of and "additional rent" Landlord shall have the same remedies and rights that Landlord has for the non-payment of the Base Rent.

28.     NOTICES

        All notices shall be in writing. Any notice by Landlord to Tenant shall be deemed to be duly given if either delivered personally to Tenant or sent by registered or certified mail, or by such other means permitted by law addressed to Tenant at the Building in which the Premises are situated or until commencement of the term of this Lease being 2999 NE 191 Street, Suite 1008, Aventura, FL 33180. Any notice by Tenant to Landlord shall be deemed duly given if sent by registered or certified mail, addressed to Landlord c/o Woods Management, 2740 W. 5th Avenue, Hialeah, Florida 33010 (or at such other address as may hereafter be designated by Landlord), and also to the agent of Landlord, if any, charged with the renting and management of the Building.

29.     SURRENDER AT EXPIRATION OF THE TERM

        Tenant agrees at the expiration of the term to quit and surrender the Premises and everything belonging to or connected therewith in as good state and condition as reasonable wear and use thereof will permit, and to remove all signs, advertisements and rubbish from the said Premises; and Tenant hereby expressly authorizes Landlord, as the agent of Tenant, to remove such rubbish and make such changes and repairs as may be necessary to restore the Premises to such condition at the expense of Tenant. Landlord shall have the right to show the Premises to prospective tenants during the sixty (60) day period prior to the expiration of the term of the Lease, with reasonable notice and during reasonable hours if Tenant has not executed a renewal agreement or exercised its option, if any, to renew the Lease.

30.     RULES AND REGULATIONS

        Tenant agrees to observe and comply with and Tenant agrees that his agents, servants, employees and all persons visiting in the Premises will serve and comply with the rules and regulations annexed hereto and such other and further rules and regulations as Landlord may from time to time deem needful and prescribe for the reputation, safety, care and cleanliness of the Building and the preservation of good order therein and the comfort, quiet, and convenience of other occupants of the Building, which rules and regulations shall be deemed terms and conditions of this Lease. Landlord shall not be liable to Tenant for the violation of any of the said rules and regulations by any other Tenant or person. Landlord agrees that the rules and regulations will be reasonable and will not interfere with Tenant's quiet enjoyment of the Demised Premises.

31.     IMPROVEMENTS BY TENANT

        In making any alterations, decorations, additions, installations or improvements to or in the Premises, Tenant shall employ only such labor as shall have been approved by Landlord, which approval shall not be unreasonably withheld; and all such work done by or for Tenant shall be performed and installed in such a manner that the same shall comply with all provisions of law, ordinances and all rules and regulations of any and all agencies and authorities having jurisdiction over the Premises, and at such time and in such manner as not to interfere with the progress of any work being performed by or on account of Landlord. Notwithstanding the foregoing it is understood that Tenant is not obliged by Landlord to make any improvement or improvements. In no event shall Tenant have the right to create or permit there to be established, any lien or encumbrances of any nature against the Premises or the Building for said improvement or improvements by Tenant, and Tenant shall fully and promptly pay the cost of any improvement or improvements made or contracted by Tenant. Any mechanic's lien filed against the Premises or the Building for work claimed to have been done, or materials claimed to have been furnished to Tenant, shall be duly discharged by Tenant within Ten (10) days after the filing of the lien. Any person, firm or entity performing labor or furnishing materials or fixtures for Tenant shall look solely to the Tenant for repayment and shall have no right to subject the Landlord's interest in the Building, or in the real property on which the Building and common areas are situate to any Claim arising for work done or performed for and on behalf of Tenant.

32.     ACCEPTANCE BY TENANT

        Tenant has inspected the Demised Premises and accepts the same in its present condition as shell space and Tenant is responsible for construction and payments for all improvements thereto as approved by Landlord. It is understood that any dimensions or sizes on either working or renting plans are merely approximations and whether the plans are attached or are made part of this Lease or not, Landlord shall not be liable, and this Lease shall not be void or voidable because of exigencies arising during construction, alterations or preparation for Tenant's occupancy which result in changes not indicated on such plans.

33.     SECURITY

        Tenant has deposited with Landlord the sum of Eight Thousand Seven Hundred Fifty Four and 00/100 Dollars ($8,754.00) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant shall not use or offset the security deposit against any rental charges or other obligations to be paid by Tenant hereunder. It is agreed that, in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damage accrued before or after summary proceedings or other reentry by Landlord. In the event the Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed at the end of the Lease, and after delivery of entire possession of the Premises to Landlord. In the event of a sale of the Land and Building, of which the Premises form a part, Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look solely to the new Landlord for the return of said security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber the monies deposited herein as security and that neither Landlord nor its assigns shall be bound by any such assignment or encumbrance. Landlord shall not be required to keep the security in a segregated account and the security may be entitled to any interest on the security. The mortgagee holding a mortgage encumbering the Building shall not be responsible to Tenant for the security deposit in the event such mortgagee becomes the owner of the Building through foreclosure or by reason of a deed in lieu thereof. Tenant agrees not to look to any mortgagee or purchaser at any foreclosure sale or grantee in a deed given in lieu of foreclosure for the return of any security deposit given to Landlord unless Landlord has given such deposit to any such entity.

34.     QUIET POSSESSION AND OTHER COVENANTS

        Landlord covenants that if and so long as Tenant pays the rent and additional rent reserved by this Lease and performs and observes all of the covenants, conditions and rules and regulations hereof, Tenant shall quietly enjoy the Premises, subject, however, to the terms of this Lease. Tenant expressly agrees for himself, his executors, administrators, personal representatives, successors and assigns that the covenant of quiet enjoyment (express or implied) and all other covenants in this Lease on the part of Landlord to be performed shall be binding upon Landlord only as long as Landlord remains the owner of the Building of which the Premises form a part.

35.     TENANT'S SHARE OF OPERATING EXPENSES

        Commencing with the Commencement Date, Tenant shall pay its proportionate share of Operating Expenses (CAM-Common Area Maintenance) in accordance with the following:

        A. For the purposes of this Paragraph 35:

        i. "Operating Expenses" shall mean any or all expenses incurred by Landlord in connection with the operation of the Building and the Land (being the real property on which the Building and appurtenant facilities are situate), including all expenses incurred as a result of the Landlord's compliance with any of its obligations hereunder. Operating Expenses shall include, by way of example but not be limited to: (a) the cost of all charges for water and sewer service and all other utilities, including electricity, together with any taxes thereon; (b) the cost of all charges for rent, casualty, war risk (if obtainable from the United States Government) and liability and flood insurance;

                      [INSERT MISSING MANUSCRIPT PAGE 14]

        C. Commencing with the first Operational Year and each year thereafter, the Tenant shall pay to Landlord as additional rent Tenant's Estimated Share of Operating Expenses. Tenant's Estimated Share of Operating Expenses shall be divided by twelve (12) and paid monthly in advance by Tenant to Landlord as additional rent. If the statement furnished by Landlord to Tenant, pursuant to Section B of this Paragraph 35 at the end of the then Operational Year shall indicate that Tenant's Estimated Share of Operating Expenses exceeded Tenant's Share of Operating Expenses, Landlord shall credit the amount of such excess against the subsequent payment of rent due hereunder; if such statement furnished by Landlord to Tenant hereunder shall indicate that the Tenant's Share of Operating Expenses exceeded Tenant's Estimated Share of Operating Expense for the then Operational Year, Tenant shall forthwith pay the amount of such excess to Landlord immediately. In the event the actual Operating Expenses during any month in any Operational Year exceeds Landlord's projection for such month, and it becomes apparent to Landlord that Tenant's monthly payments for Operating Expenses will not pay Tenant's Share of Operating Expenses for such Operational Year, Landlord may give written notice to Tenant of any such expected deficiency and in such notice may increase the monthly payments being made by Tenant to Landlord hereby to the extent of such expected deficiency.

        D. The estimated CAM at the commencement of the lease is One Thousand Two Hundred Twenty Two and 80/100 Dollars ($1,222.80) per month plus sales tax.

36.     COMMON FACILITIES

        So long as this Lease is in good standing Tenant and Tenant's employees, agents, servants, customers and invitees shall have a nonexclusive right to use the Common Facilities (as defined in Paragraph 35 hereof) in common with the other occupants of the Building, employees, agents, servants, customers, other invitees and designees of Landlord, subject to the Rules and Regulations promulgated by landlord from time to time.

37.     BROKER

        Tenant covenants, warrants and represents that no broker was instrumental in consummating this Lease, other than Woods Management Corporation of Florida whose commission will be paid by Landlord, and that no conversations or negotiations were had with any other Broker concerning the renting of the Demised Premises. Tenant agrees to hold Landlord harmless from and against, and agrees to defend at its own expense and pay any and all claims for a brokerage commission by Tenant with any other brokers.

38.     TRANSFER BY LANDLORD

        In the event that the interest or estate of Landlord in the Land or Building shall terminate by operation of law or by bona fide sale or by execution or foreclosure sale, or for any other reason, then and in any such event Landlord shall be released and relieved from all liability and responsibility as to obligations to be performed by Landlord hereunder or otherwise. In such event Landlord's successor, by acceptance of rent from Tenant hereunder, shall become liable and responsible to Tenant in respect to all such obligations of Landlord under this Lease.

39.     TIME

        The parties hereto agree that time is of the essence of this Lease and applies to all terms and conditions contained herein.

40.     COPIES OF LEASE

        This Lease may be executed by the parties hereto in one or more counterparts each of which shall be an original and all of which constitute one and the same agreement. Copies of this Lease or any amendment hereto certified by the parties to be true and correct shall be satisfactory evidence thereof for all purposes.


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

41.     SUCCESSORS

        The terms and conditions of this Lease shall inure to the benefit of and be binding upon any successor hereunder, as well as upon the personal representatives, heirs, assigns (where permitted) and all other successors in interest of the parties.

42.     CONSTRUCTION, APPLICABLE LAW

        The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Landlord or Tenant, the obligations imposed hereunder upon the Landlord or Tenant shall be joint or several. The section headings or titles in this Lease are not a part hereof and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be construed and enforced under the laws of the State of Florida. Should any provisions of this Lease be illegal or unenforceable under such laws, it or they shall be considered severable and this Lease and its conditions shall remain in force and be binding upon the parties hereto just as though the illegal or unenforceable provisions had never been included herein.

43.     ENTIRE AGREEMENT

        This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing signed and sealed by Landlord and Tenant. No surrender of the Leased Premises, or of the remainder of the terms of this Lease, shall be valid unless accepted by Landlord in writing. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or prior or contemporaneous oral promises, agreements or warranties except such as are expressed herein.

44.     TYPEWRITTEN AND HANDWRITTEN PROVISIONS

        To the extent that any portions of the handwritten provisions, or amendments to this Lease conflict with the typewritten provisions, then in all events, the handwritten provisions shall prevail.

45.     TENDER AND DELIVERY OF LEASE INSTRUMENT

        Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective as a Lease upon execution and delivery by both Landlord and Tenant.

46.     OPTION

        Provided this Lease is in good standing and Tenant is not in default hereunder, Landlord hereby gives and grants to Tenant the right, privilege and option of extending this Lease for one successive term(s) of five (5) years; the extended term commencing from the date of the expiration of the initial term. In order to exercise the option herein granted, Tenant must give written notice by certified mail, return receipt requested or by hand delivery (the date of receipt or the date of a signed receipt evidencing hand delivery shall be deemed the date of notice) of Tenant's intention to exercise the option to extend not less than six (6) months prior to the expiration of then current term. Failure to give such notice shall make the options to extend null and void. All of the terms, covenants and conditions of this Lease will apply during the initial and extended term, including that base rent during the initial and extended term will be adjusted on the rental adjustment dates as herein provided in Paragraph 2 of this Lease, and rent as adjusted will prevail until the next rental adjustment date.

47.     WAIVER OF JURY TRIAL

        The parties hereto waive trial by jury in connection with proceedings or counterclaims brought by either of the parties hereto against each other.


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

48.     CORPORATIONS AS LESSEE

        If Lessee is a corporation or a partnership, the person signing this Lease on behalf of such corporation or partnership hereby warrants that he has full authority from such corporation or partnership to sign this Lease and obligate the corporation or partnership hereunder.

49.     UNDERCOVER PARKING

        Upon execution, Tenant has reserved 0 undercover parking spaces and will pay $0.00 per month as additional rent for the privilege of the use thereof, during the term of this Lease.

50.     TENANT IMPROVEMENTS

        Landlord shall replace the carpeting throughout the Premises and paint all partitions in the Premises.

51.     CONTINGENCY

        This Lease is contingent upon the execution of a termination of lease for the tenant currently in possession of the Premises.


        TENANT'S SIGNATURE INDICATES THAT TENANT HAS READ THE ENTIRE AGREEMENT AND HAS RECEIVED A FILLED IN COPY OF THIS AGREEMENT.

        IN WITNESS WHEREOF, the respective parties have hereunto set their hands and seals and/or affixed their corporate seals and caused these presents to be executed by their duly authorized officers the date first above written.



Signed, scaled and delivered    "LANDLORD" - CONCORDE CENTRE II
in the presence of:             ASSOCIATES


____________________________


____________________________


                                By:____________________________
(as to Landlord)                Harold Schenk, V.P.
                                CONCORDE EQUITIES CORP.,
                                General Partner


                                "TENANT" QUEST NET CORP.


____________________________


____________________________    By:____________________________
  (as to Tenant)                Camilo Pereira, President

(Print and sign name)



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


RULES AND REGULATIONS

1. Tenant, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways or stairways of Building or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress and egress of Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees.

2. No sign, door plaque, advertisement or notice shall be displayed, painted of affixed by Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees in or on any part of the outside or inside of Building, or Leased Premises without prior written consent of Landlord and then only of such color, size, character, style and material and in such places as shall be approved and designated by Landlord. Signs on doors and entrances to Leased Premises shall be placed thereon by a contractor designated by Landlord and paid for be Tenant.

3. Landlord will not be responsible for lost or stolen property, equipment, money or any article taken from Leased Premises, Building or common facilities regardless of how or when loss occurs.

4. Tenant, its officers, agents, servants and employees shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical operation or bring into Leased Premises, Building of common facilities any inflammable fluids or explosives without written permission of Landlord.

5. Tenant, its officers, agents, servants or employees shall not use Leased Premises, Building or common facilities for housing, lodging or sleeping purposes or for the cooking or preparation of food without the prior written consent of Landlord.

6. No additional locks shall be placed on any door in Building without the prior written consent of Landlord. Landlord will furnish two keys to each lock on doors in the Leased Premises and Landlord, upon request of Tenant, shall provide additional duplicate keys at Tenant's expense. Landlord may at all times keep a pass key to the Leased Premises. All keys shall be returned to Landlord promptly upon termination of this Lease.

7. Landlord reserves the right to close Building at 7:00 PM, subject, however, to Tenant's right to admittance under regulations prescribed by Landlord, and to require that persons entering the Building identify themselves and establish their right to enter or leave the Building.

8. All plate and other glass now in Leased Premises or Building which is broken through cause attributable to Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at expense of Tenant under the direction of Landlord.

9. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of Leased Premises.

10. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of these provisions shall be borne by Tenant, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

11. All contractors and/or technicians performing work for Tenant within the Leased Premises or Building shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installation affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Building or Leased Premises. None of this work shall be done by Tenant without Landlord's prior written approval.

12. Glass panel doors that reflect or admit light into the passageways or into any place in the Building shall not be covered or obstruction by the Tenant and Tenant shall not permit, erect and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity of interior and exterior windows, glass panels or glass doors providing a view into the interior of the Leased Premises unless same shall have first been approved in writing by Landlord.

13. No space in the Building shall, without the prior written consent of Landlord, be used for manufacturing, public sales, or for the storage of merchandise, or for the sale of merchandise, goods or property of any kind, or auction.

14. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same. In this respect, Tenant shall promptly report such activities to the Building Manager's Office.

15. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

16. Neither Tenant nor any officer, agent, employee, servant, patron, customer, visitor, licensee or invitee of any Tenant shall go upon the roof of the Building without the written consent of the Landlord.

17. The Landlord's janitors or cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligations regarding cleaning service. In this regard, Tenant shall also empty all glasses, cups and other containers holding any type of liquid whatsoever.

18. In the event Tenant must dispose of crates, boxes, etc., which will not fit into office wastepaper baskets, it will be the responsibility of Tenant to dispose of same. In no event shall Tenant set such items in the public hallways or other areas of the Building, excepting Tenant's own Premises, for disposal.

19. Tenant will be responsible for any damage to the Leased Premises, including carpeting and flooring, as a result of: rust or corrosion of file cabinets; roller chairs; metal objects; or, spills of any type of liquid.

20. If the Premises demised to any Tenant become infested with vermin, such Tenant, at its sole cost and expense, shall cause its Premises to he exterminated from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefore as shall be approved by Landlord.

21. Tenant shall not install any antenna or aerial wires, or radio or television equipment, or any other type of equipment, inside or outside of the Building, without Landlord's prior approval in writing, and upon such terms and conditions as may be specified by Landlord in each and every instance.

22. Landlord shall have the power to prescribe the weight and position of iron safes and machinery, and they shall in all cases stand on two-inch thick plank to distribute the weight, and the expense of repairing any damage done to the Building by installing or removing a safe or machinery, or by the same while on the Premises, shall be borne by Tenant. Safes and machinery shall not be moved into or out of the Building except by persons approved of and at times fixed by the Superintendent. No freight, furniture, packages or bulky matter of any description will be received in the Building, or carried up or down in the elevators, except during hours designated by Landlord. Tenant agrees that all machines or machinery placed in the Premises by Tenant will be erected and placed so as to prevent and vibration or annoyance to any other of the Tenants in the Building of which the Premises are a part, and it is agreed that upon written request of the Landlord, Tenant will, within ten (10) days after the mailing of such notice, provide approved settings for the absorbing, preventing, or decreasing of noise from any or all machines or machinery placed in the Premises.

23. Tenant shall not obtain any towel supply or ice service except from person designated by Landlord, nor obtain drinking water for delivery on the Premises from any source not approved by Landlord.

24. In case Landlord shall, in the exercise of any right herein granted, store any personal property, belonging to Tenant, Landlord shall have the further right to dispose of such property by sale or otherwise upon two weeks' notice in writing for that purpose. If Landlord shall sell any such property, Landlord shall be entitled to retain from the proceeds thereof the expenses of the sale and cost of storage.

26. Any window treatments installed must conform to Concorde Centre specifications: one inch (1") Levelor mini blind in the color black.

27. Landlord reserves the right to modify the foregoing rules and regulations or any of them, and to make such other and further rules and regulations as in its absolute judgement may from time to time be needful for the reputation, safety, care and cleanliness of the Building, and for the preservation of good order therein, and any such other and further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted at the time of the execution hereof.




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